UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

NRG YIELD LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 1, 2016, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield LLC (“NRG Yield” or the “Company”) and owner of a 48.95% interest in CVSR Holdco LLC (“CVSR”), completed its previously announced acquisition of the remaining 51.05% interest in CVSR, which indirectly owns the CVSR solar facility through its ownership of High Plains Ranch II, LLC, from NRG Solar CVSR Holdings 2 LLC (the “Seller”), a wholly-owned subsidiary of NRG Energy, Inc. (the “Transaction”), pursuant to the purchase and sale agreement (the “Purchase and Sale Agreement”) with the Seller.

As part of the Transaction, the Purchaser paid a total purchase price of $78.5 million in cash consideration, excluding adjustments for working capital. The Purchaser also assumed $496 million of non-recourse project debt as of the closing date.  The cash purchase price was funded with cash on hand.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to NRG Yield, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 9, 2016, and is incorporated herein by reference.

The terms of the Transaction were unanimously approved by the independent members of the board of directors of NRG Yield, Inc., which retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction. In approving the Transaction, the independent members of the board of directors of NRG Yield, Inc. based their decisions in part on an opinion from their independent financial advisor.

NRG Energy, Inc. owns 55.1% of the combined voting power of NRG Yield, Inc.’s Class A, Class B, Class C and Class D common stock and is the sole managing member of NRG Yield. In addition, NRG Yield depends on management and administration services provided by or under the direction of NRG Energy, Inc. under NRG Yield, Inc.’s Management Services Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

2.1
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 to NRG Yield, Inc.'s Current Report on Form 8-K filed on August 9, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield LLC
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  September 6, 2016

 EXHIBIT INDEX

Exhibit No.	Document

2.1
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 to NRG Yield, Inc.'s Current Report on Form 8-K filed on August 9, 2016).

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